UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/08/2007

THE BRINK'S COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-9148

Virginia	54-1317776
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address of principal executive offices, including zip code)

(804) 289-9600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On January 4, 2007, Pirate Capital LLC and certain of its affiliates ("Pirate Capital") filed an Amended Statement of Beneficial Ownership on Schedule 13D/A that contained a letter to the Board of Directors of The Brink's Company (the "Company").   On January 8, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, responding to Pirate Capital's letter.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release, dated January 8, 2007, issued by the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK'S COMPANY

Date: January 08, 2007	By:	/s/ Robert T. Ritter
Robert T. Ritter
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated January 8, 2007, issued by the Company.